Summary Prospectus
Tax-Exempt High Yield Bond Fund
March 1, 2018, as supplemented through September 19, 2018
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIC/. You can also get this information at no cost by calling 1-800-787-7354 or by sending an e-mail to: service@russellinvestments.com. The Fund's Prospectus and SAI, both dated March 1, 2018, as supplemented through September 19, 2018, and the Fund's most recent shareholder report, for the period ended April 30, 2018, are all incorporated by reference into this Summary Prospectus.
Class/Ticker:    A/RTHAX, C/RTHCX, E/RTHEX, M/RHYTX, P/RHYMX, S/RTHSX, T/RHYGX
Class P and Class T Shares are not currently being offered to investors and are not available for sale in any state.
Effective September 15, 2017, Class T Shares were redesignated as Class M Shares.
Effective March 1, 2018, Class A3 Shares were redesignated as Class P Shares.
Effective September 22, 2017, Class A1 Shares were redesignated as Class T Shares.
Investment Objective (Non-Fundamental)

The Fund seeks to provide a high level of current income that is exempt from federal tax, and as a secondary objective, total return.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investments Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 285 and 288, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 35 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, E, M, P, S	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	2.50%
Maximum Deferred Sales Charge (Load)*	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Advisory Fee	Distribution (12b-1) Fees	Other Expenses (including shareholder services fees of 0.25% for Class C and Class E Shares)	Total Annual Fund Operating Expenses	Less Fee Waivers and Expense Reimbursements	Net Annual Fund Operating Expenses
Class A Shares	0.50%	0.25%	0.33%	1.08%	(0.19)%	0.89%
Class C Shares	0.50%	0.75%	0.58%	1.83%	(0.19)%	1.64%
Class E Shares	0.50%	None	0.58%	1.08%	(0.19)%	0.89%
Class M Shares	0.50%	None	0.33%	0.83%	(0.29)%	0.54%
Class P Shares	0.50%	None	0.18%	0.68%	(0.21)%	0.47%
Class S Shares	0.50%	None	0.33%	0.83%	(0.19)%	0.64%
Class T Shares	0.50%	0.25%	0.33%	1.08%	(0.19)%	0.89%
#	Until February 28, 2019, Russell Investment Management, LLC (“RIM”) has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.44% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
Until February 28, 2019, Russell Investments Fund Services, LLC (“RIFUS”) has contractually agreed to waive 0.10% of its transfer agency fees for Class T Shares and 0.02% of its transfer agency fees for Class P Shares. This waiver may not be terminated during the relevant period except with Board approval.
“Other Expenses” for Class P and Class T Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$462	$687	$930	$1,626
Class C Shares	$167	$557	$973	$2,132
Class E Shares	$ 91	$325	$577	$1,300
Class M Shares	$ 55	$236	$432	$ 998
Class P Shares	$ 48	$196	$358	$ 827
Class S Shares	$ 65	$246	$442	$1,008
Class T Shares	$339	$566	$813	$1,518
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in fixed income investments the income from which is exempt from federal income tax. The Fund invests principally in municipal debt obligations providing federal tax-exempt interest income, but may invest up to 20% of the value of its net assets plus borrowings for investment purposes in municipal debt securities, the interest on which is subject to the alternative minimum tax. The Fund generally intends to invest a substantial portion of its assets in medium- to low-quality municipal debt securities including municipal debt securities that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by a nationally recognized statistical rating organization (“NRSRO”). The Fund generally expects to invest between 30% and 60% of its assets in municipal debt securities that are rated below investment grade by one or more NRSROs (commonly referred to as “high-yield” or “junk bonds”), including those in default, or in unrated securities judged to be of comparable quality. The Fund may invest in industrial development bonds.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund’s assets are managed by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. RIM manages Fund assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the Fund’s cash balances.
The Fund invests in derivative instruments and may use derivatives to take both long and short positions. A portion of the Fund’s net assets may be “illiquid” securities. The Fund may invest in commercial paper. The Fund may also invest in puts, stand-by commitments and demand notes (including variable rate demand notes). The Fund may enter into repurchase agreements. The Fund may seek to limit the effect of holding cash reserves on the Fund’s exposures by investing in pre-refunded municipal bonds to provide the Fund with longer duration exposure. Duration is a measure of sensitivity to interest rate changes and not time. RIM may choose to invest in pre-refunded municipal bonds to manage Fund exposures. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
•	Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to actively manage overall Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
•	Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
•	Index-Based Investing. Index-based strategies, which may be used to actively manage the Fund's overall exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
•	Quantitative Investing. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s overall exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
•	Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investments in fixed income securities could lose money. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
•	Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.
•	Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
•	Municipal Obligations. Municipal obligations are subject to interest rate, credit and illiquidity risk and are affected by economic, business or political developments and may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors.
•	Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.
•	Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
•	Puts, Stand-by Commitments and Demand Notes. The ability of the Fund to exercise a put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. If there is a shortfall in the anticipated proceeds from demand notes, including variable rate demand notes, the notes may not be fully repaid and the Fund may lose money.
•	Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
•	Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
•	Liquidity Risk. The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
•	Illiquid Securities. An illiquid security may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the security if it was sold at a lower price than that at which it had been valued.
•	Large Redemptions. The Fund is used as an investment in asset allocation programs and may have a large percentage of its Shares held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.
•	Global Financial Markets Risk. Global economies and financial markets are becoming increasingly interconnected and conditions (including recent volatility and instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
•	Alternative Minimum Tax Risk. The Fund may invest in municipal bonds the interest on which may be subject to the federal alternative minimum tax. As a result, taxpayers who are subject to the alternative minimum tax could earn a lower after-tax return.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period (or if the Fund has not been in operation for 10 years, since the beginning of the Fund’s operations). The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2017	1 Year	Since Inception
Return Before Taxes, Class A	4.13%	3.89%
Return Before Taxes, Class C	7.40%	4.66%
Return Before Taxes, Class E	8.27%	5.47%
Return Before Taxes, Class M	8.56%	5.74%
Return Before Taxes, Class P	N/A	N/A
Return Before Taxes, Class T	N/A	N/A
Return Before Taxes, Class S	8.45%	5.70%
Return After Taxes on Distributions, Class S	8.41%	5.62%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	6.44%	5.22%
Bloomberg Barclays 60% Muni HY Tax-Exempt/40% Muni Bond Index (reflects no deduction for fees or expenses)	7.98%	4.26%
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
• Goldman Sachs Asset Management, L.P.	• MacKay Shields LLC
Portfolio Managers
Gerard Fitzpatrick, Chief Investment Officer of Fixed Income, and Albert Jalso, a Senior Portfolio Manager, have primary responsibility for the management of the Fund. Mr. Fitzpatrick has managed the Fund since May 2017 and Mr. Jalso has managed the Fund since September 2016.
Additional Information

How to Purchase Shares
Unless you are eligible to participate in a Russell Investments employee investment program, Shares are only available through a select network of banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations (collectively, “Financial Intermediaries”). Certain Classes of Shares may only be purchased by specified categories of investors and are only offered by certain Financial Intermediaries. There is currently no required minimum initial investment for Class A, Class C, Class E, Class M, Class P, Class S or Class T Shares. Each Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares.
For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Funds' Prospectus.
How to Redeem Shares
Shares may be redeemed through your Financial Intermediary on any business day of the Funds (defined as a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on a business day of the Fund, in order to be processed at the net asset value calculated on that day. Because Financial Intermediaries and Fund agents may have earlier redemption order cut off times to allow them to deliver redemption orders to the Fund prior to the Fund’s order transmission cut off time, please ask your Financial Intermediary what the cut off time is. Please contact your Financial Intermediary for instructions on how to place redemption requests.
For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Funds' Prospectus.

Taxes
The Fund intends to distribute tax-exempt income. The Fund intends to meet certain federal tax requirements so that it will continue to qualify to pay “exempt-interest dividends,” which are exempt from federal income tax. However, a portion of the dividends may be treated as ordinary income and may be subject to federal income tax.
For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds' Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s Web site for more information.
For more information about payments to broker-dealers and other Financial Intermediaries please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Funds' Prospectus.

36-08-517 (0918)